THIS EXCHANGE OFFER AND BUSINESS COMBINATION IS MADE FOR THE SECURITIES OF A FOREIGN COMPANY. THE OFFER IS SUBJECT TO DISCLOSURE REQUIREMENTS OF A FOREIGN COUNTRY THAT ARE DIFFERENT FROM THOSE OF THE UNITED STATES. FINANCIAL STATEMENTS INCLUDED IN THE DOCUMENT, IF ANY, HAVE BEEN PREPARED IN ACCORDANCE WITH FOREIGN ACCOUNTING STANDARDS THAT MAY NOT BE COMPARABLE TO THE FINANCIAL STATEMENTS OF UNITED STATES COMPANIES.

IT MAY BE DIFFICULT FOR YOU TO ENFORCE YOUR RIGHTS AND ANY CLAIM YOU MAY HAVE ARISING UNDER THE FEDERAL SECURITIES LAWS, SINCE SOME OR ALL OF THE ISSUER’S OFFICERS AND DIRECTORS MAY BE RESIDENTS OF A FOREIGN COUNTRY. YOU MAY NOT BE ABLE TO SUE THE ISSUER’S OFFICERS OR DIRECTORS IN A FOREIGN COURT FOR VIOLATIONS OF U.S. SECURITIES LAWS. IT MAY BE DIFFICULT TO COMPEL THE ISSUER’S OFFICERS OR DIRECTORS TO SUBJECT THEMSELVES TO A U.S. COURT'S JUDGMENT.

YOU SHOULD BE AWARE THAT THE ISSUER MAY PURCHASE SECURITIES OTHERWISE THAN UNDER THE EXCHANGE OFFER, SUCH AS IN OPEN MARKET OR PRIVATELY NEGOTIATED PURCHASES.

SHARE SALE AGREEMENT

VIRTUAL MEDICAL CENTRE LIMITED
ACN 097 593 587
(Company)

1.	Parties
The party that executes this Agreement as a shareholder of Virtual Medical Centre, Limited (Company), being one of the parties set out in the Schedule (Vendor).
Cliff Rock Resources Corp. of 2436 – 27th Street SW, Calgary, Alberta, Canada T3E 2G3 (Purchaser).

2.	Definitions
Cliff Rock Common Stock means common stock, $0.001 par value, in the capital of the Purchaser.
Shareholder means an individual or company who owned shares in the Company as at the date of this Share Sale Agreement.
Agreement means this Share Sale Agreement.

3.	Shares and Options
The Vendor is the legal owner of the fully paid ordinary shares in the Company (ACN 097 593 587) listed next to the Vendor’s name in the Schedule (Shares) and is the legal owner of options to purchase shares in the Company (Options).

4.	Sale of Shares and Exchange of Options
The Vendor agrees to sell the Shares to the Purchaser, and the Purchaser agrees to buy the Shares from the Vendor, on the terms and conditions contained in this Agreement.  In addition, the Vendor agrees to exchange the Options for options to purchase shares of the Purchaser (Purchaser Options).  Such Purchaser Options shall have terms that are identical to the Options.

5.	Consideration
The consideration for the acquisition of the Shares will be the issue to the Vendor of that number of shares of Cliff Rock Common Stock set out next to the Vendor’s name in the Schedule under the heading “Number of Consideration Shares” (Consideration Shares).

6.	Exchange Agreement
The Purchaser and the Company have agreed to enter into an Exchange Agreement (Exchange Agreement) pursuant to which the Purchaser has agreed to, among other things, acquire all of the issued and outstanding ordinary shares of the Company and to exchange the Options for the Purchaser Options.   The Vendor is not entitled to appraisal rights in connection with the transactions contemplated by the Exchange Agreement

7.	Escrow Shares
That number of Consideration Shares set out next to the Vendor’s name in the Schedule under the heading “Number of Consideration Shares Held in Escrow” (Escrow Shares) shall be held in escrow pursuant to the terms of an escrow agreement (Escrow Agreement).  The Escrow Shares shall be held in escrow for the benefit of the Vendor and shall be released in accordance with the terms of the Escrow Agreement.

8.	Transfer Documents and Settlement
Contemporaneously with execution of this Agreement, the Vendor must deliver to the Purchaser: (i) a share certificate or certificates representing the Shares or (ii) an affidavit and indemnification in the form reasonably acceptable to the Purchaser stating that the Vendor has lost their certificate or certificates or they have been destroyed and (iii) a duly completed share transfer form in the form attached to this Agreement (Transfer Form).
The Purchaser will issue to the Vendor (subject to compliance by the Vendor with this clause), a certificate or certificates registered in the name of the Vendor representing the number of shares of Cliff Rock Common Stock that the Vendor shall be entitled to.
Settlement of the sale and purchase of the Shares (Settlement) will occur as soon as practicable following satisfaction of the conditions set out in clause 9 below.

9.	Conditions
The fulfilment of this Agreement is conditional upon:

(a) the Purchaser making an offer, consistent with this Agreement, to each of the Shareholders of the Company (other than the Vendor) (Offer); and

(b) the Purchaser obtaining acceptance of the Offer by 100% of the Shareholders.

If the conditions set out above are not satisfied on or prior to 12 May 2010, this Agreement shall terminate.

10.	Post Settlement
Each party must do all things necessary to give full effect to the transactions contemplated by this Agreement.  If title to the Shares is not capable of being transferred to Purchaser by the Vendor at Settlement then from Settlement the Vendor shall hold the Shares on trust for Purchaser and deal with the rights attaching to the Shares at the Purchaser's sole and exclusive direction.

11.	Vendor's Warranties
(a) The Vendor represents and warrants to Purchaser at the time of signing this Agreement and again at Settlement (as a separate warranty) as follows:

    (i) if the Vendor is located in Australia, the Vendor is one of the following:

        A. a "Sophisticated Investor" within the meaning of section 708(8) of the Corporations Act;

        B. a "Professional Investor" within the meaning of section 708(11) of the Corporations Act; or

        C. a person who has obtained this offer through a financial services licensee in accordance with, and in compliance with, section 708(10) of the Corporations Act;

    (ii) The Vendor is the registered legal owner of the Shares which are free of all encumbrances, other third party rights and there are no outstanding or contingent options, contracts, calls, pre-emptive rights, first refusals, commitments, rights or demands of any kind relating to the Shares.

    (iii) The Vendor is entitled to sell, assign and transfer the full legal and beneficial ownership in the Shares to the Purchaser on the terms set out in this Agreement.

    (iv) The Vendor has taken all necessary action to authorise the execution, delivery and performance of this Agreement in accordance with its terms and has full power to enter into and perform its obligations under this Agreement.

    (v) The execution, delivery and performance by the Vendor of this Agreement comply with:

        A. any applicable companies law;

        B. the constitution or other constituent documents of the Vendor, if any; and

        C. any encumbrance which is binding on the Vendor.

    (vi) If the Vendor is a corporation, it is validly incorporated, organised and subsisting in accordance with the laws of its place of incorporation;

    (vii) If the Vendor is a corporation, the Vendor has not gone into liquidation or insolvency or passed a winding up resolution or received a deregistration notice under any applicable companies law.

    (viii) If the Vendor is a corporation, the Vendor is not the subject of any petition or other process for winding up, writ of execution or process for the appointment of a receiver or receiver and manager of any part of the undertaking or assets of the Vendor and there are no circumstances justifying any of the foregoing.

(b) Where the Vendor enters into this Agreement in its capacity as trustee of any trust (Trust), that Vendor warrants to Purchaser that:

    (i) it is the sole trustee of the Trust or where there are two or more Vendors they jointly are the only trustees of the trust;

    (ii) no action has been taken or is proposed to remove or replace the Vendor as trustee of the Trust;

(iii) it has power under the relevant trust deed to enter into and observe its obligations under this Agreement and it has entered into them in its capacity as trustee of the Trust and for the benefit of the beneficiaries of the Trust;

    (iv) it is not in default under the terms of the Trust;

    (v) no action has been taken or is proposed to terminate the Trust; and

    (vi) it has complied with all of its obligations in connection with the Trust.

(c) The Vendor represents and acknowledges that:

    (i) The Vendor is not a “U.S. person”, as defined in Regulation S under the U.S. Securities Act of 1933, as amended (U.S. Securities Act) (which definition includes but is not limited to(A) any individual resident in the United States, (B) any partnership or corporation organized or incorporated under the laws of the United States, (C) any partnership or corporation formed by a U.S. person under the laws of any foreign jurisdiction principally for the purpose of investing in securities not registered under the U.S. Securities Act, or (D) any estate or trust of which any executor, administrator or trustee is a U.S. person), and is not purchasing the Shares for the account or benefit of a “U.S. person” or person in the United States;

    (ii) The Vendor was not offered any of the Consideration Shares in the United States, did not receive any materials relating to the offer of the Consideration Shares in the United States, and did not execute this Shares Sale Agreement or any other materials relating to the purchase of the Consideration Shares in the United States;

    (iii) The Vendor is not purchasing the Consideration Shares as the result of any directed selling efforts (as defined in Rule 902(c) of the U.S. Securities Act);

    (iv) the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act; and

    (v) Vendor has no intention to distribute either directly or indirectly any of the Consideration Shares in the United States, except in compliance with the U.S. Securities Act and any applicable state securities laws.

(d) The Vendor acknowledges that the Consideration Shares have not been registered under the U.S. Securities Act and the certificates representing the Consideration Shares will bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

12.	Purchaser’s Warranties
The Purchaser represents and warrants to the Vendor at the time of signing this Agreement and again at Settlement (as a separate warranty) as follows:

(a) The Purchaser has been incorporated as a company limited by shares in accordance with the laws in its place of incorporation and validly exists under those laws.

(b) The Purchaser has full corporate power and authority to enter into this Agreement. All corporate acts and proceedings required for the authorisation, execution, delivery and performance of this Agreement by the Purchaser have been duly and validly taken or will have been so taken prior to the Closing. This Agreement constitutes a legal, valid and binding obligation on the Purchaser, enforceable against them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or reorganisation or other similar laws affecting creditors’ rights generally and by general principles of equity;

(c) The Purchaser’s obligations under this Agreement are valid and binding and enforceable against it.

(d) The execution, delivery and performance by the Purchaser of its obligations under this Agreement comply with:

    (i) any applicable companies law;

    (ii) the constitution or other constituent documents of the Purchaser, if any; and

    (iii) any encumbrance which is binding on the Purchaser.

(e) The Shares to be issued shall be duly and validly issued, fully paid and not subject to any encumbrances (other than as provided for herein).

13.	Lock-Up
The Vendor agrees that for a period of six months from the date the Consideration Shares are issued, the Vendor will not sell, assign, pledge, offer or otherwise transfer its Consideration Shares.  The Vendor acknowledges that a notation to this effect will be placed in the corporate record books of the Purchaser.

14.	Waiver of Pre-Emptive Rights	The Vendor waives any pre-emptive rights in respect of the sale of other Shares or securities of the Company by other security holders of the Company, to the Purchaser.
15.	Duty and GST	The Purchaser must pay any duty and tax in respect of the execution, delivery and performance of this Agreement and any agreement or document entered into or signed under this Agreement.

16.	Purchaser Address for Service
The address for service of notices to the Purchaser is:

(a) Address: 2436 – 27th Street SW, Calgary, Alberta, Canada T3E 2G3

(b) Facsimile: (303) 629-3450

(c) Attention: Dr. Michael Raymont

The Purchaser may change the address for service of notices by providing written notice to the Vendor at the address for service in clause 17.

17.	Vendor Address for Service	The address for service of notices to the Vendor is as set forth on the signature page to this Agreement.
18.	Confidentiality
(a) Each of the parties agree to keep the terms and conditions of this Agreement confidential and will not, except as required by law including the rules of any stock exchange, disclose the terms and conditions of this Agreement to any third party without the prior written consent of the other parties.

(b) For the avoidance of doubt, nothing in this Agreement prohibits the Company from complying with its continuous disclosure obligations under the ASX Listing Rules.

19.	Amendment to Articles of Incorporation of Purchaser
Following the issuance of the Consideration Shares, the Vendor will become a shareholder of the Purchaser.
Upon receipt of the Consideration Shares and in its capacity as a shareholder of the Purchaser, the Vendor hereby consents to the following resolutions:

Resolved that:

(a) Purchaser is authorized to amend its Articles of Incorporation to change its name from Cliff Rock Resources Corp. to Virtual Medical Centre, Inc.

(b) Purchaser is authorized to amend its Articles of Incorporation to increase its authorized capital from 100,000,000 shares of Cliff Rock Common Stock, par value $0.001, to 200,000,000 shares of Cliff Rock Common Stock, par value $0.001.

Upon receipt of the Consideration Shares and in its capacity as a shareholder of the Purchaser, the Vendor hereby appoints Mr. Wayne Hughes as its attorney in fact with full power and authority to sign all documents, resolutions and consents on the Vendor’s behalf related to the amendments to the Purchaser’s Articles of Incorporation.

20.	Entire Agreement
This Agreement embodies the entire agreement between the parties and supersedes any prior negotiation, arrangement, understanding or agreement with respect to the subject matter of any term of this Agreement.

21.	Binding Effect	The parties agree to be legally bound by and to implement and give effect to the terms of each obligation under this Agreement.
22.	Governing Law	This Agreement is governed by the laws of Western Australia.

EXECUTED BY THE PARTIES AS A DEED:

Dated this          day of April 2010.

EXECUTED BY CLIFF ROCK RESOURCES CORP. in accordance with its constituent documents:

__________________________________ Director/Secretary
__________________________________ Director/Secretary

For a company Vendor:

EXECUTED by the VENDOR in accordance with the Corporations Act:	) ) )
_________________________________ Director
_________________________________ Director/Secretary
_________________________________ Address

For an individual Vendor.

SIGNED by the VENDOR in the presence of:	) ) )	______________________________________ (Signature)
________________________________ Signature of Witness		______________________________________ Full Name (BLOCK LETTERS)
________________________________ Full Name of Witness (BLOCK LETTERS)		______________________________________ Address
________________________________ Address
________________________________ Occupation

SCHEDULE

SHARES AND ENTITLEMENT TO CONSIDERATION SECURITIES

Vendor	Number of Shares	Number of Consideration Shares	Number of Consideration Shares held in Escrow

TRANSFER FORM

STANDARD TRANSFER FORM

FULL NAME OF COMPANY OR CORPORATION	Virtual Medical Centre, Limited
PLACE OF REGISTRATION	Western Australia
DESCRIPTION	CLASS	Ordinary fully paid
OF SECURITIES	REGISTER
QUANTITY	WORDS
FIGURES
FULL NAME(S) OF TRANSFEROR(S) (VENDOR(S))
CONSIDERATION
DATE OF PURCHASE
FULL NAME(S) OF TRANSFEREE(S) (PURCHASER(S))	Cliff Rock Resources Corp.
FULL POSTAL ADDRESS OF TRANSFEREE(S) (PURCHASER(S))	2436 – 27th Street SW Calgary, Alberta Canada T3E 2G3
We the above named transferor(s) (Vendor(s)) for the above consideration do hereby transfer to the above named transferee(s) (Purchaser(s)) (hereinafter called the Purchaser(s)) the securities as specified above standing in my/our name(s) in the books of the above named Company, subject to the several conditions on which we hold the same at the time of signing this transfer and we the Purchaser(s) do hereby agree to accept the said securities subject to the same conditions and to become a member of the Company and be bound, upon being registered as the holder of the securities, by the Company’s Constitution (if any).  We have not received any notice of revocation of the Power of Attorney by death of the grantor or otherwise, under which this transfer is signed.

TRANSFEROR(S) VENDOR(S) DATE SIGNED
TRANSFEREE(S) PURCHASER(S) DATE SIGNED